Risk Management - Summary of Ratio of Highly Probable Future Exports to Debt Instruments (Detail) $ in Millions	Jun. 30, 2019 USD ($)
Disclosure of information about terms and conditions of hedging instruments and how they affect future cash flows [line items]
2019	$ 955
Later Than One Year [member]
Disclosure of information about terms and conditions of hedging instruments and how they affect future cash flows [line items]
2019	$ (2,373)